                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): September 15, 1997


                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                (Exact name of registrant as specified in its charter)



         NEW YORK                   1-12644                    13-3261323
         --------                   -------                    ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


350 PARK AVENUE, NEW YORK, NY                                    10022
-----------------------------                                    -----
(Address of principal executive offices)                   (Zip Code)


                 Registrant's telephone number, including area code:
                                    (212) 826-0100

    Item 7.   FINANCIAL  STATEMENTS AND EXHIBITS.



    This current report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-34181 on Form S-3, effective September 10, 1997, the documents included as Exhibits hereto, relating to $130,000,000 aggregate principal amount of 7.375% Senior Quarterly Income Debt Securities due 2097 of Financial Security Assurance Holdings Ltd. (the "Company").


    EXHIBIT NUMBER                          DESCRIPTION
    --------------                          -----------

         1.                       Underwriting Agreement dated September 15,
                        1997 between the Underwriters listed on Schedule I thereto and the Company.

         2.                       Indenture dated as of September 15, 1997
                        between the Company and First Union National Bank, as Trustee.

         3.                       Form of 7.375% Senior Quarterly Income Debt
                        Securities due 2097.

                                      SIGNATURE






    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             FINANCIAL SECURITY ASSURANCE
                             HOLDINGS LTD.,





Date:    September 17, 1997       By:       /s/ Bruce E. Stern
                                     ----------------------------------
                                       Bruce E. Stern, Managing Director

                                    EXHIBIT INDEX
                                    -------------





    EXHIBIT NUMBER                     DESCRIPTION
    --------------                     -----------

         1.                       Underwriting Agreement dated September 15,
                        1997 between the Underwriters listed on Schedule I thereto and the Company.

         2.                       Indenture dated as of September 15, 1997
                        between the Company and First Union National Bank, as Trustee.

         3.                       Form of 7.375% Senior Quarterly Income Debt
                        Securities due 2097.